UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2015

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2015, the Board of Directors of Hovnanian Enterprises, Inc. (the “Company”) approved the amendment and restatement of the Company’s Restated Bylaws (the “Bylaws”), which changes were effective immediately upon approval. The Bylaws were amended and restated to permit members of the Board of Directors to participate in any meeting by conference telephone or communications equipment by means of which all persons participating in the meeting can hear each other, with such participation to constitute being present in person at the meeting.

The foregoing summary of the amendment is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3(ii) and is incorporated herein by reference.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting on March 10, 2015 at 10:30 a.m., Eastern time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York. The matters voted upon at the 2015 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.   Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Class A Common Stock				Class B Common Stock

	Votes For	Votes Against	Abstentions	Broker Non- Votes	Votes For	Votes Against	Abstentions	Broker Non- Votes

A. Hovnanian	44,964,293	2,335,768	68,984	62,929,339	148,384,458	6,111	0	10,650
R. Coutts	45,710,883	1,571,572	86,590	62,929,339	148,389,458	1,111	0	10,650
E. Kangas	44,223,657	3,063,880	81,508	62,929,339	148,387,458	3,111	0	10,650
J. Marengi	45,616,885	1,670,264	81,896	62,929,339	148,389,658	911	0	10,650
V. Pagano	40,813,555	6,471,190	84,300	62,929,339	148,389,658	911	0	10,650
J. Sorsby	44,924,341	2,356,808	87,896	62,929,339	148,389,458	1,111	0	10,650
S. Weinroth	44,357,342	2,924,430	87,273	62,929,339	148,387,458	3,111	0	10,650

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

	Class A Common Stock	Class B Common Stock

Votes For	106,769,866	148,401,110
Votes Against	3,221,257	109
Abstentions	307,261	0
Broker Non-Votes	0	0

(3)      Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement.  Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

	Class A Common Stock	Class B Common Stock

Votes For	44,306,624	148,379,888
Votes Against	2,828,089	8,411
Abstentions	234,332	2,270
Broker Non-Votes	62,929,339	10,650

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3(ii)	Amended and Restated Bylaws of Hovnanian Enterprises, Inc., effective as of March 10, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ Michael Discafani
Name: Michael Discafani Title: Vice President, Corporate Counsel and Secretary

Date: March 11, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit

Exhibit 3(ii)	Amended and Restated Bylaws of Hovnanian Enterprises, Inc., effective as of March 10, 2015 (filed herewith).